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DEUTSCHE ASSET MANAGEMENT

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MAP

Mutual Fund
Semi-Annual Report
                                                               February 28, 2002

                                                         Class A, B and C Shares

Global Biotechnology Fund

                                                               [GRAPHIC OMITTED]
                                             A MEMBER OF THE DEUTSCHE BANK GROUP

Global Biotechnology Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS                                           3
              PERFORMANCE COMPARISON                                           6
              ADDITIONAL PERFORMANCE INFORMATION                               7

              GLOBAL BIOTECHNOLOGY FUND
                 Schedule of Investments                                       8
                 Statement of Assets and Liabilities                           9
                 Statement of Operations                                      10
                 Statements of Changes in Net Assets                          11
                 Financial Highlights                                         12
                 Notes to Financial Statements                                15

               --------------------------------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
               --------------------------------------------------

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                                2

Global Biotechnology Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present you with this semi-annual report for the Global Biotechnology Fund.

In the pages that follow, you will find detailed reviews of the markets, the securities in which your Fund invests, and the outlooks of our Portfolio management team. Included are complete financial summaries of the Fund's operations for the six months ended February 28, 2002 and listings of the Fund's holdings.

The past six months have clearly been a trying period for many investors. As the Fund's new fiscal year began, the devastating events of September 11th stunned and saddened us all. Then, as some sense of order began to return in the aftermath of such catastrophe, we were faced with headlines about the Enron collapse, about economic recession and more. It is tempting to want to DO something.

Emotion-driven investment decisions, however, can lead to regret. It is important to take the time to understand the latest news in the context of your own long-term investment plan and to evaluate current events based on your own investment style and strategy. Take into account your investment time horizon, your objectives and your willingness to endure the inevitable and periodic downturns in the markets. In a day of constant financial news coverage, maintaining a long-term investment perspective is not easy--but perhaps that is why it has proven to be so rewarding.

As the second half of the Fund's fiscal year begins, the headlines have already changed. The global economy is exhibiting early signs of recovery, there is no indication that 'Enronitis' is even close to epidemic, the multi-national coalition is winning the war against terrorism and the outlook for corporate earnings has begun to improve. Whatever the latest news, discipline, judgment and a focus on fundamentals are crucial for both Deutsche Asset Management as managers and for our mutual fund investors.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in one of our newest sector funds. We value your confidence in us and look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ KLAUS KALDEMORGEN

Klaus Kaldemorgen
on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

GLOBAL BIOTECHNOLOGY FUND

FUND PERFORMANCE
For the semi-annual period, the Global Biotechnology Fund underperformed its benchmark, the MSCI Bio-Technology Select Index. The Fund's Class A Shares produced a return of -16.40% (excluding sales charges) for the six months ended February 28, 2002, as compared to -14.54% for the MSCI Bio-Technology Select Index. The Fund's Class B and Class C Shares each produced returns of -16.73% (excluding sales charges) for the six-month period. The Lipper Health/Biotechnology Funds Average returned -6.86% for the same period.

The Fund seeks to maximize total return by investing in equity securities of biotechnology companies of any size, located in the US and abroad. Substantially all of the Fund's investments abroad are in developed countries. Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

Early in the semi-annual period, the Fund invested aggressively and broadly across the biotechnology group, as we viewed equity valuations of several companies to be particularly attractive. The Fund then took profits in December, especially lowering its weightings in a number of the genomic and platform technology names. Genomic companies look at all the genes as a dynamic system, over time, to determine how they interact and influence biological pathways and physiology. Platform technology companies provide or manufacture technology for the biotechnology industry. The Fund's most prominent sale during the period was that of ImClone Systems, a biopharmaceutical company developing novel therapeutic products. We sold the Fund's position in the company when it became clear that it would not get one of its major products approved by the Food and Drug Administration (FDA).

New purchases for the Fund during the semi-annual period included:
o Regeneron Pharmaceutical, which applies molecular and cell biology to discover potential therapeutics for human medical conditions, such as neurological, inflammatory and muscle diseases as well as cancer and abnormal bone growth.
o Array BioPharma, a discovery research company that creates drug candidates in collaboration with pharmaceutical and other biotechnology companies.
o Titan Pharmaceuticals, a biopharmaceutical company that develops proprietary therapeutics for the treatment of central nervous system disorders, cancer and other serious and life-threatening diseases.

The Fund continued to be primarily invested in biotechnology companies headquartered or with primary operations in Europe and the United States.

INVESTMENT ENVIRONMENT
The Biotechnology sector experienced extreme volatility during the semi-annual period, moving from lows in September 2001 to highs in December 2001 and then returning to visit its lows by the end of February 2002. The primary driving force behind the fourth calendar quarter rally were a number of FDA product approvals. For example, Aranesp from Amgen, Tracleer from Genentech, and Actelion and Viread from Gilead Sciences each received FDA approval during those months. The Fund was invested in each of these companies and thus benefited from the rally.

However, consolidation was also a major theme in the Biotechnology sector, as a number of big mergers went through in December. Millennium Pharmaceuticals bought COR Therapeutics, Amgen bought Immunex and Medimmune acquired Aviron. Contrary to popular belief, these mergers did not drive further positive performance from the sector, but rather signaled the near-term peak reached in December 2001. The Fund was invested in each of these acquiring and acquired companies as well.

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

During the semi-annual period overall, we continued to see a rotation away from the higher risk names to biotechnology companies with proven profitability and strong near- to mid-term earnings growth potential. These companies were not as affected by the broader economy and thus have been viewed as a relatively defensive investment.

-----------------------------------------------------------------
TEN LARGEST STOCK HOLDINGS
As of February 28, 2002
(percentages are based on total net assets of the Fund)


Transkaryotic Therapies, Inc.                 5.93%
Cephalon, Inc.                                4.86
Affymetrix, Inc.                              4.77
Sepracor, Inc.                                4.59
MedImmune, Inc.                               4.00
IVAX Corp.                                    3.79
Millennium Pharmaceuticals, Inc.              3.70
Enzon, Inc.                                   3.32
Celgene Corp.                                 3.29
Vertex Pharmaceuticals, Inc.                  2.75
-----------------------------------------------------------------

LOOKING AHEAD
By the end of February 2002, the Biotechnology sector had corrected significantly, with many companies trading at or below their lows of September 2001. As a result, valuations in the group have become attractive in our view, presenting several investment opportunities. Based on our analysis, a number of the genomic companies may be particularly attractive. We thus intend to decrease the Fund's cash position over the near term and increase its weightings in names such as Human Genome Sciences, Millennium Pharmaceuticals and Abgenix.

Looking forward, we believe that several upcoming medical conferences scheduled to be held between March and June 2002 should deliver positive momentum for the Biotechnology sector. A number of significant news events for pending products in the second and third calendar quarters should also help to boost investor sentiment toward the sector.

We believe the Fund's investment strategy positions it well to pursue its objective of seeking to maximize total return.

Sincerely,

/S/ KLAUS KALDEMORGEN


/S/ MICHAEL SISTENICH


/S/ CHI TRAN-BRANDLI


/S/ SEBASTIAN VIRCHOW

Klaus Kaldemorgen, Michael Sistenich, Chi Tran-Brandli and Sebastian Virchow on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON(1)

[GRAPHIC OMITTED]

GLOBAL BIOTECHNOLOGY FUND-CLASS A SHARES, MSCI WORLD INDEX, MSCI
BIO-TECHNOLOGY SELECT INDEX AND LIPPER HEALTH/BIOTECHNOLOGY FUNDS
AVERAGE GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

3/30/01   $10,000.00        $10,000.00       $10,000.00        $10,000.00
4/30/01   $10,660.00        $11,665.00       $10,734.00        $11,959.00
5/31/01   $11,530.00        $12,692.00       $10,584.00        $11,456.00
6/30/01   $12,030.00        $13,068.00       $10,264.00        $11,313.00
7/31/01   $10,680.00        $11,516.00       $10,127.00        $10,230.00
8/31/01   $10,610.00        $11,422.00       $9,639.00         $8,885.00
9/30/01   $9,200.00         $9,749.00        $8,788.00         $6,905.00
10/31/01  $10,540.00        $11,791.00       $8,956.00         $8,019.00
11/30/01  $11,460.00        $12,767.00       $9,485.00         $9,271.00
12/31/01  $11,410.00        $12,539.00       $9,543.00         $9,370.00
1/31/02   $9,770.00         $10,579.00       $9,253.00         $9,209.00
2/28/02   $8,870.00         $9,761.00        $9,172.00         $7,933.00

                                                                    CUMULATIVE
                                                                 TOTAL RETURNS
   Periods Ended                                                         Since
   February 28, 2002                           6 Months           Inception(2)

 Global Biotechnology Fund
   Class A Shares                               (16.40)%                (11.30)%
   Class B Shares                               (16.73)%                (11.90)%
   Class C Shares                               (16.73)%                (11.90)%
--------------------------------------------------------------------------------
   MSCI World Index(3)                           (4.85)%                 (8.28)%
--------------------------------------------------------------------------------
   MSCI Bio-Technology Select Index(4)          (14.54)%                 (2.39)%
--------------------------------------------------------------------------------
   Lipper Health/Biotechnology Funds Average(5)   (6.86)%                  0.29%

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
(2) The Fund's inception dates are: Class A Shares: March 30, 2001, Class B
    Shares: March 30, 2001, Class C Shares: March 30, 2001. Benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning March 31, 2001.
(3) The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(4) The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have annual average daily trading volume of at least $10 million (USD). Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(5) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. These figures include the reinvestment of dividend and capital gain distributions.

 TOTAL RETURNS
                                                     CUMULATIVE TOTAL RETURNS(1)
 Period Ended                                                              Since
 February 28, 2002                                                  Inception(2)


 Global Biotechnology Fund
   Class A Shares                                                       (16.18)%
   Class B Shares                                                       (16.31)%
   Class C Shares                                                       (12.78)%
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
(2) The Fund's inception dates are: Class A Shares: March 30, 2001, Class B
    Shares: March 30, 2001, Class C Shares: March 30, 2001.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS February 28, 2002 (Unaudited)

    Shares    Security                          Value
--------------------------------------------------------------------------------
              COMMON STOCKS--92.82%
              NETHERLANDS--0.91%
      3,000   Qiagen NV(1).........................................  $   47,098
                                                                     ----------
              SWITZERLAND--1.31%
      1,500   Actelion Ltd.(1).....................................      67,766
                                                                     ----------
              UNITED KINGDOM--2.19%
     11,500   Celltech Group PLC(1)................................     112,965
                                                                     ----------
              UNITED STATES--88.41%
      4,750   Abgenix, Inc.(1).....................................      85,738
      6,500   Adolor Corp.(1)......................................      83,330
     10,000   Affymetrix, Inc.(1)..................................     246,000
      1,000   Allergan, Inc. ......................................      64,840
      5,000   Allos Therapeutics, Inc.(1)..........................      30,025
      1,000   Amgen, Inc.(1).......................................      57,980
      1,000   Andrx Group(1).......................................      33,450
      5,000   Array BioPharma, Inc.(1).............................      51,400
      6,500   Celgene Corp.(1).....................................     169,585
      4,300   Cephalon, Inc.(1)....................................     250,690
      2,500   Cerus Corp.(1).......................................     117,575
      1,500   Chiron Corp.(1)......................................      65,130
      4,000   Cubist Pharmaceuticals, Inc.(1)......................      56,360
      2,000   Dyax Corp.(1)........................................       9,860
      3,900   Enzon, Inc.(1).......................................     171,210
      3,000   Exelixis, Inc.(1)....................................      33,900
      1,000   Forest Laboratories, Inc.(1).........................      79,520
      2,250   Genentech, Inc.(1)...................................     106,200
      1,250   Gilead Sciences, Inc.(1).............................      88,075
      4,500   Human Genome Sciences, Inc.(1).......................      92,340
      3,000   ICOS Corp.(1)........................................     128,700
      2,000   IDEC Pharmaceuticals, Corp.(1).......................     125,640
      1,250   Immunex Corp.(1).....................................      35,925
      1,500   InterMune, Inc.(1)...................................      54,465
      3,000   Isis Pharmaceuticals, Inc.(1)........................      44,010
     11,500   IVAX Corp.(1)........................................     195,500
      2,500   King Pharmaceuticals, Inc.(1)........................      77,650
      1,500   KOS Pharmaceuticals, Inc.(1).........................      34,185
     17,500   La Jolla Pharmaceutical Co.(1).......................     110,600
      2,000   Ligand Pharmaceutical, Inc.--Class B(1) .............      28,720
      7,800   Medarex, Inc.(1).....................................     118,014
      5,000   MedImmune, Inc.(1)...................................     206,150
     10,174   Millennium Pharmaceuticals, Inc.(1)..................     191,068
      1,500   OSI Pharmaceuticals, Inc.(1).........................      57,075
      7,000   Protein Design Labs, Inc.(1).........................     111,090
      2,000   Regeneron Pharmaceuticals, Inc.(1)...................      45,420
      5,000   Scios, Inc.(1).......................................      99,950
      5,500   Sepracor, Inc.(1)....................................     236,610
      4,000   SICOR, Inc.(1).......................................      64,000
      5,000   Titan Pharmaceuticals, Inc.(1).......................      32,500
      8,000   Transkaryotic Therapies, Inc.(1).....................     305,760
      3,000   Trimeris, Inc.(1)....................................     114,600
      6,500   Vertex Pharmaceuticals, Inc.(1)......................     141,765
      5,000   Visible Genetics, Inc.(1)............................      37,100
      9,000   Xoma Ltd.(1).........................................      72,360
                                                                     ----------
                                                                      4,562,065
                                                                     ----------
TOTAL COMMON STOCKS
   (Cost $5,449,038) ..............................................   4,789,894
                                                                     ----------
TOTAL INVESTMENTS
   (Cost $5,449,038) ....................................   92.82%   $4,789,894
OTHER ASSETS IN
   EXCESS OF LIABILITIES ................................    7.18       370,487
                                                           ------    ----------
NET ASSETS ..............................................  100.00%   $5,160,381
                                                           ======    ==========

--------------------------------------------------------------------------------
(1) Non-income producing security.

--------------------------------------------------------------------------------
 SECTOR ALLOCATION
 By Sector as of February 28, 2002
 (percentages are based on market value of total investments in the Fund)
 -------------------------------------------------------------------------------
   Health Care ................................ 100.00%
--------------------------------------------------------------------------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                              FEBRUARY 28, 2002
--------------------------------------------------------------------------------
ASSETS
   Investments, at value (cost $5,449,038) ........................  $4,789,894
   Cash ...........................................................     378,559
   Receivable for capital shares sold .............................      12,273
   Dividend and interest receivable ...............................         299
   Due from advisor ...............................................      10,792
   Prepaid expenses ...............................................      31,610
                                                                     ----------
Total assets ......................................................   5,223,427
                                                                     ----------
LIABILITIES
   Custody fees payable ...........................................      16,888
   Transfer agent fees payable ....................................      16,300
   Accounting fees payable ........................................       1,918
   Distribution fees payable ......................................       1,291
   Accrued expenses and other .....................................      26,649
                                                                     ----------
Total liabilities .................................................      63,046
                                                                     ----------
NET ASSETS ........................................................  $5,160,381
                                                                     ==========
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................   5,860,408
   Expenses in excess of net investment income ....................     (42,441)
   Accumulated net realized gain from investment
    and foreign currency transactions .............................       1,558
   Net unrealized depreciation on investments and
    foreign currencies ............................................    (659,144)
                                                                     ----------
NET ASSETS ........................................................  $5,160,381
                                                                     ==========
NET ASSET VALUE PER SHARE
   Class A Shares(1) ..............................................  $     8.87
                                                                     ==========
   Class B Shares(2) ..............................................  $     8.81
                                                                     ==========
   Class C Shares(3) ..............................................  $     8.81
                                                                     ==========

--------------------------------------------------------------------------------
(1) Net asset value and redemption price per share (based on net assets of $4,460,614 and 502,709 shares outstanding). Maximum offering price per share was $9.39 ($8.87 (DIVIDE) 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
(2) Net asset value and offering price per share (based on net assets of $396,630 and 45,010 shares outstanding). Redemption value is $8.37 following a 5.00% maximum contingent deferred sales charge.
(3) Net asset value and offering price per share (based on net assets of $303,137 and 34,399 shares outstanding). Redemption value is $8.72 following a 1.00% maximum contingent deferred charge.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                    FOR THE SIX
                                                                   MONTHS ENDED
                                                              FEBRUARY 28, 2002
--------------------------------------------------------------------------------
INCOME
   Dividends ......................................................   $     402
   Interest .......................................................       3,260
                                                                      ---------
Total income ......................................................       3,662
                                                                      ---------
EXPENSES
   Custody fees ...................................................      33,175
   Professional fees ..............................................      27,897
   Transfer agent fees ............................................      27,253
   Investment advisory fee ........................................      24,618
   Registration fees ..............................................      14,753
   Accounting fees ................................................      12,397
   Printing and shareholder reports ...............................       9,951
   Distribution fees:
     Class A Shares ...............................................       6,356
     Class B Shares ...............................................       1,536
     Class C Shares ...............................................       1,117
   Administration and service fees ................................       5,229
   Directors' fees ................................................          98
   Miscellaneous ..................................................       1,387
                                                                      ---------
Total expenses ....................................................     165,767
Less: fee waivers and/or expense reimbursements ...................    (119,664)
                                                                      ---------
Net expenses ......................................................      46,103
                                                                      ---------
EXPENSES IN EXCESS OF INCOME ......................................     (42,441)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ......................................      28,738
     Foreign currency transactions ................................      (3,157)
     Forward foreign currency transactions ........................      (1,850)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ........................    (977,875)
                                                                      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES .........................................    (954,144)
                                                                      ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................   $(996,585)
                                                                      =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE SIX                 FOR THE PERIOD
                                                                     MONTHS ENDED              MARCH 30, 2001(2)
                                                             FEBRUARY 28, 2002(1)        THROUGH AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in excess of income ....................................   $  (42,441)                $  (16,679)
   Net realized gain (loss) from investment and
     foreign currency transactions .................................       23,731                    (21,504)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .........................     (977,875)                   318,731
                                                                       ----------                 ----------
Net increase (decrease) in net assets from operations ..............     (996,585)                   280,548
                                                                       ----------                 ----------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of shares ................................      562,982                  5,542,904
   Net dividend reinvestments ......................................           --                         --
   Net cost of shares redeemed .....................................      (87,228)                  (142,240)
                                                                       ----------                 ----------
Net increase in net assets from capital
   share transactions ..............................................      475,754                  5,400,664
                                                                       ----------                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................     (520,831)                 5,681,212
NET ASSETS
   Beginning of period .............................................    5,681,212                         --
                                                                       ----------                 ----------
   End of period (including expenses in excess of net
     investment income of $(42,441) and $0, respectively) ..........   $5,160,381                 $5,681,212
                                                                       ==========                 ==========
----------------------------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES                                                       FOR THE SIX                 FOR THE PERIOD
                                                                     MONTHS ENDED              MARCH 30, 2001(2)
                                                             FEBRUARY 28, 2002(1)        THROUGH AUGUST 31, 2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................................  $10.61                     $10.00
                                                                           ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........................................   (0.07)                     (0.03)
   Net realized and unrealized gain (loss) on investments and
     foreign currencies .................................................   (1.67)                      0.64
                                                                           ------                     ------
Total from investment operations ........................................   (1.74)                      0.61
                                                                           ------                     ------
NET ASSET VALUE, END OF PERIOD ..........................................  $ 8.87                     $10.61
                                                                           ======                     ======
TOTAL INVESTMENT RETURN(3) ..............................................  (16.40)%                     6.10%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .............................  $4,461                     $5,021
   Ratios to average net assets:
     Expenses in excess of income .......................................   (1.38)%(4)                 (0.62)%(4)
     Expenses after waivers and/or reimbursements .......................    1.50%(4)                   1.50%(4)
     Expenses before waivers and/or reimbursements ......................    5.63%(4)                   6.39%(4)
   Portfolio turnover rate ..............................................      53%                        53%

-----------------------------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charges.
(4) Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

CLASS B SHARES                                                        FOR THE SIX                 FOR THE PERIOD
                                                                     MONTHS ENDED              MARCH 30, 2001(2)
                                                             FEBRUARY 28, 2002(1)        THROUGH AUGUST 31, 2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................................   $10.58                    $10.00
                                                                           ------                    ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ........................................    (0.09)                    (0.06)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ............................................    (1.68)                     0.64
                                                                           ------                    ------
Total from investment operations .......................................    (1.77)                     0.58
                                                                           ------                    ------
NET ASSET VALUE, END OF PERIOD .........................................   $ 8.81                    $10.58
                                                                           ======                    ======
TOTAL INVESTMENT RETURN(3) .............................................   (16.73)%                    5.80%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................     $396                      $382
   Ratios to average net assets:
     Expenses in excess of income ......................................    (2.13)%(4)                (1.45)%(4)
     Expenses after waivers and/or reimbursements ......................     2.25%(4)                  2.25%(4)
     Expenses before waivers and/or reimbursements .....................     6.38%(4)                  7.14%(4)
   Portfolio turnover rate .............................................       53%                       53%
----------------------------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charges.
(4) Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

CLASS C SHARES                                                        FOR THE SIX                 FOR THE PERIOD
                                                                     MONTHS ENDED              MARCH 30, 2001(2)
                                                             FEBRUARY 28, 2002(1)        THROUGH AUGUST 31, 2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................................   $10.58                    $10.00
                                                                           ------                    ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ........................................    (0.09)                    (0.06)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ............................................    (1.68)                     0.64
                                                                           ------                    ------
Total from investment operations .......................................    (1.77)                     0.58
                                                                           ------                    ------
NET ASSET VALUE, END OF PERIOD .........................................   $ 8.81                    $10.58
                                                                           ======                    ======
TOTAL INVESTMENT RETURN(3) .............................................   (16.73)%                    5.80%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................     $303                      $279
   Ratios to average net assets:
     Expenses in excess of income ......................................    (2.13)%(4)                (1.37)%(4)
     Expenses after waivers and/or reimbursements ......................     2.25%(4)                  2.25%(4)
     Expenses before waivers and/or reimbursements .....................     6.38%(4)                  7.14%(4)
   Portfolio turnover rate .............................................       53%                       53%
-----------------------------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charges.
(4) Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Deutsche Investors Funds, Inc. (the 'Company') (formerly Flag Investors Funds, Inc.) is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Company is organized as a corporation under the laws of the state of Maryland. The Global Biotechnology Fund is one of the funds the Company offers to investors.

The Fund offers three classes of shares to investors. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek to maximize total return by investing primarily in equity securities of biotechnology companies. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On February 28, 2002 there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in US dollars. The Fund determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on the Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

H. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Fund determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

I. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.85% of the first $250 million, 0.80% of the next $250 million and 0.75% of the amount in excess of $500 million.

DWS International Portfolio Management GmbH is the Sub-Advisor for the Fund. The Sub-Advisor is also an indirect, wholly owned subsidiary of Deutsche Bank AG. The Sub-Advisor is paid by the Advisor.

ICCC is the Administrator for the Fund. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.15%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through December 31, 2002, to the extent necessary, to limit all expenses as follows: Class A Shares' to 1.50% of the average daily net assets of the class, and Class B and Class C Shares' to 2.25% of the average daily net assets of each class.

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

ICCC is the transfer agent for the Fund. The Fund pays the transfer agent a per account fee which is calculated daily and paid monthly.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is the Distributor for the Fund. The Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares of the Fund which is calculated daily and paid monthly at the annual rate of 0.25%.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (6 million Class A Shares, 3 million Class B Shares, 1 million Class C Shares and 5 million Institutional Class Shares). Transactions in capital shares were as follows:

                                                                                                          Global Biotechnology Fund
               --------------------------------------------------------------------------------------------------------------------
                                                       Class A                                                              Class B
               -----------------------------------------------                    -------------------------------------------------
                            For the             For the Period                                 For the               For the Period
                   Six Months Ended  March 30, 2001(2) through                        Six Months Ended    March 30, 2001(2) through
               February 28, 2002(1)            August 31, 2001                    February 28, 2002(1)              August 31, 2001
               --------------------  -------------------------                    --------------------    -------------------------
                Shares       Amount        Shares       Amount                     Shares       Amount          Shares       Amount
               -------     --------       -------    ---------                    -------     --------         -------    ---------
Sold            36,965     $368,690       486,219   $4,903,054       Sold           9,768     $102,803          36,086     $374,850
Reinvested          --         --              --           --       Reinvested        --           --              --           --
Redeemed        (7,416)     (74,362)      (13,059)    (142,223)      Redeemed        (842)      (8,065)             (2)         (17)
                ------     --------       -------   ----------                      -----     --------          ------     --------
Net increase    29,549     $294,328       473,160   $4,760,831       Net increase   8,926     $ 94,738          36,084     $374,833
                ======     ========       =======   ==========                      =====     ========          ======     ========


                                                       Class C
                 ---------------------------------------------
                            For the             For the Period
                   Six Months Ended  March 30, 2001(2) through
               February 28, 2002(1)            August 31, 2001
               --------------------  -------------------------
                Shares       Amount        Shares       Amount
               -------      -------       -------    ---------
Sold             8,439      $91,489        26,383     $265,000
Reinvested          --           --            --           --
Redeemed          (423)      (4,801)           --           --
                 -----      -------        ------     --------
Net increase     8,016      $86,688        26,383     $265,000
                 =====      =======        ======     ========

--------------------------------------------------------------------------------

(1) Unaudited
(2) Commencement of operations

--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--PURCHASES AND SALES
        OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended February 28, 2002, were $3,597,774 and $2,826,793, respectively.

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation, and the aggregate gross unrealized depreciation for all investments were $5,449,038, $305,876 and $965,020, respectively on February 28, 2002.

NOTE 6--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the USgovernment. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices.This is particularly true with respect to emerging markets in developing countries.

NOTE 7--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At February 28, 2002, the Fund had one shareholder who in the aggregate held 86% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities ofDeutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank SecuritiesInc., Deutsche Asset Management,Inc., Deutsche Asset Management Investment Services Limited, Investment Management (Americas) Inc. and Scudder Trust Company.

Global Biotechnology Fund
   Class A Shares                                         CUSIP #251555504
   Class B Shares                                         CUSIP #251555603
   Class C Shares                                         CUSIP #251554702
                                                          BDBIOSA (2/02)
                                                          Printed 4/02

Distributed by:
ICC Distributors, Inc.